SUMMARY PROSPECTUS

November 6, 2023

ARK 21Shares Blockchain and Digital Economy Innovation ETF

Ticker Symbol: ARKD

Listed on Cboe BZX, Inc.

Before you invest, you may want to review the statutory prospectus (the “Prospectus”), which contains more information about the ARK 21Shares Blockchain and Digital Economy Innovation ETF (the “Fund”) and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, including the Fund’s Statement of Additional Information, online at https://21shares-funds.com/. You can also get this information at no cost by calling 215-882-9983. The current Prospectus and Statement of Additional Information dated November 6, 2023 are incorporated by reference into this Summary Prospectus.

ARK 21Shares Blockchain and Digital Economy Innovation ETF (“ARKD”)

Fund Summary

Investment Objective

ARK 21Shares Blockchain and Digital Economy Innovation ETF (the “Fund”) seeks capital appreciation.

Fees And Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)1

Management Fee	0.55%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[2]	0.00%
Acquired Fund Fees and Expenses[3]	0.35%
Total Annual Fund Operating Expenses	0.90%

[1]	Empowered Funds, LLC dba EA Advisers (the “Adviser”) (or an affiliate of the Adviser) bears all of the Adviser’s own costs associated with providing advisory services and all expenses of the Fund, except for the fee payment under the investment advisory agreement, payments under the Fund’s Rule 12b-1 Distribution and Service Plan, Acquired Fund Fees and Expenses, brokerage expenses (except that the Adviser will pay any net account or similar fees charged by futures commission merchants), taxes (including tax-related services), interest (including borrowing costs, except that the Adviser will pay net interest expenses incurred in connection with investments in reverse repurchase agreements), litigation expense (including class action-related services), and other non-routine or extraordinary expenses.
[2]	Other Expenses are estimated for the current fiscal year. The Fund cannot accurately estimate anticipated current and deferred tax expenses prior to the commencement of investment operations.
[3]	Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including the Underlying ETF (as defined below). Acquired Fund Fees and Expenses are estimated for the current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:
$92	$287

Portfolio Turnover

The Fund may pay transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. At the date of this Prospectus, the Fund has not yet commenced operations and therefore portfolio turnover data is not available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund. Under normal conditions, the Fund seeks to invest 80% of its net assets (plus any borrowings for investment purposes) in investments that provide exposure to the blockchain and in securities issued by companies principally engaged in the blockchain industry and/or digital economy (the “80% Policy”). The Fund’s Bitcoin Futures Exposure (defined below) is included for purposes of the Fund’s 80% Policy, as well as, the Fund’s investment in U.S.- and foreign-listed equity securities of issuers in the blockchain industry and/or involved in the digital economy. The “digital economy” generally refers to economic activity conducted via the internet and through the use of digital intermediaries. Companies in the blockchain industry and/or involved in the digital economy include, but are not limited to, companies involved in the facilitation, trading, exchange, infrastructure, or custody of digital assets, digital asset transactions, and related services incidental or necessary for the functioning of a digital asset protocol or network.

The Fund may invest in the ARK 21Shares Active Bitcoin Futures Strategy ETF (the “Underlying ETF”), which is managed by the same investment team as the Fund. The Fund may also invest in Bitcoin Futures (defined below) through a subsidiary. Through a subsidiary, each of the Fund and Underlying ETF may invest in standardized, exchange-traded bitcoin futures contracts that are cash settled in U.S. dollars and are traded on, or subject to the rules of, commodity exchanges registered with the Commodity Futures Trading Commission (“CFTC”), such as the Chicago Mercantile Exchange (the “CME”) (“Bitcoin Futures”). Neither the Fund nor Underlying ETF invest directly in bitcoin or other digital assets, or maintain direct exposure to “spot” bitcoin. The Fund may, however, have indirect exposure to bitcoin by virtue of its investments in bitcoin futures contracts or investment companies that hold such contracts.

The Fund’s sub-adviser, 21Shares US LLC (“21Shares”) will select investments for the Fund that represent 21Shares’ highest-conviction investment ideas by utilizing both qualitative and quantitative measures to determine the percentage of the Fund’s assets that will be allocated to provide exposure to Bitcoin Futures (i.e., through investment in the Underlying ETF or through a subsidiary) (“Bitcoin Futures Exposure”). ARK Investment Management LLC (“ARK”) serves as sub-subadviser to the Fund and provides non-discretionary advice to 21Shares related to the spot bitcoin market and equity markets. 21Shares may, in its sole discretion, consider the advice provided by ARK when making investment decisions for the Fund to the extent 21Shares deems necessary.

For purposes of the Fund’s 80% Policy, companies that derive at least 50% of their revenues, operating income, assets or profits from one or more of the following activities are considered to be principally engaged in the blockchain industry and/or the digital economy:

●	development of blockchain or digital economy-related businesses, products, or platforms;

●	development of technologies expected to enable digital economy innovation;

●	operation of digital payment gateways or facilitation of peer-to-peer payments, digital banking and lending, and E-commerce;

●	operation of online brokerage or trading platforms;

●	digital market making; or

●	manufacturing semi-conductors.

The Fund may also invest in investment-grade fixed-income securities of any duration issued by U.S. and foreign issuers in the blockchain industry and involved in the digital economy for purposes of the Fund’s 80% Policy. The Fund may invest in equity securities of companies of any capitalization, although the Fund will generally invest in equity securities of companies that are relatively early in their life cycles. The Fund may invest in fixed income and equity securities of emerging market issuers. The Fund may also invest up to 20% of its assets in cash or cash equivalents such as U.S. Treasuries. The Fund may also invest in real estate investment trusts (“REITs”) and securities of companies not included in the Fund’s 80% Policy.

The Fund’s Bitcoin Futures Exposure and allocation to other assets is driven by the investment team’s views on the relative attractiveness of each asset type in which the Fund may invest. The Fund’s Sub-adviser focuses primarily on the attractiveness of specific asset types. It is normally as a result of individual security selection decisions that the Fund may hold a larger percentage of investments focused on a particular asset type. As the Sub-adviser’s view of the relative attractiveness of individual securities changes over time, the Fund’s weighting in particular asset types would change over time. For example, 50% of the Fund’s assets allocated to Bitcoin Futures Exposure and 50% allocated to other assets in which the Fund may invest would be a neutral allocation. The Fund may have up to an 80% allocation to Bitcoin Futures Exposure or up to an 80% allocation to other assets.

The Fund is classified as a non-diversified fund, which means that the Fund may invest a greater percentage of its assets in investments backed by a particular issuer, or in the case of Bitcoin Futures contracts, in contracts with a single counterparty or a few counterparties.

What is Bitcoin? Bitcoin is a digital asset also referred to as a crypto asset. Bitcoin, as a digital asset, is a unit of account on the “bitcoin network,” an open source, decentralized peer-to-peer computer network, which is also known as the “Bitcoin Blockchain.” Bitcoin may be held as an investment, may be used to purchase goods and services, or may be exchanged for fiat currency (like U.S. dollars). No single entity owns or operates the bitcoin network and the value of bitcoin is not backed by any government, corporation or other central body. Instead, the value of bitcoin is determined by supply and demand in markets created to facilitate trading and transactions in bitcoin. Because the source code for the bitcoin network is open-source, anyone can contribute to its development. Ownership and transaction records for bitcoin are protected by information technology known as cryptography, which is designed to protect the digital assets and only permits transactions to take place if certain conditions are satisfied. Public-key cryptography, or asymmetric cryptography, is an encryption scheme that uses two mathematically related, but not identical, keys - a public key and a private key. Unlike symmetric key algorithms that rely on one key to both encrypt and decrypt, each key performs a unique function. The public key is used to encrypt, and the private key is used to decrypt.

Transactions in bitcoin that occur on the network are also encrypted, which is designed to prevent anyone from creating counterfeit assets or from spending more money than is in their account. The ultimate supply of bitcoin is finite and currently limited to 21 million “coins.” The amount of bitcoin currently available continues to increase as new bitcoin supplies will be mined until the 21 million current protocol cap is reached. The bitcoin network is operated by a decentralized group of participants who run computer software that validates and records transactions in bitcoin (“miners”), developers who propose changes and improvements to this software, and users who use the software. Periodically, the software used by the bitcoin network is modified, which can result in different versions of bitcoin (“forks”). Although the Fund and Underlying ETF do not invest directly in bitcoin, the value of Bitcoin Futures can be affected by forks.

What are Bitcoin Futures? Bitcoin Futures are futures contracts traded on a commodity exchange registered with the CFTC. Currently, the only Bitcoin Futures contracts in which the Fund will invest are traded on the CME. The Fund and Underlying ETF may invest in standard Bitcoin Futures and in micro Bitcoin Futures (collectively referred to herein as Bitcoin Futures). These futures contracts are agreements between two parties that are executed on a commodity futures exchange, and that are cleared and margined through a clearing house. Bitcoin Futures are cash-settled, which means that one party agrees to buy a fixed quantity of bitcoin from another party at a future point in time at a price agreed at the initiation of the contract, but instead of taking physical delivery of bitcoin at the later date, settlement occurs using cash. The contractual obligations of a buyer or seller of Bitcoin Futures are generally satisfied by cash settlement at the end of the contract period or by making an offsetting sale or purchase of an identical futures contract before the designated date of delivery.

Each of the Fund and Underlying ETF expect to gain exposure by investing in a wholly owned subsidiary of the Fund and Underlying ETF, respectively, organized under the laws of the Cayman Islands and for which Empowered Funds, LLC dba EA Advisers (the “Adviser”) serves as investment adviser, 21Shares US LLC (“21Shares”) serves as sub-adviser and ARK Investment Management LLC (“ARK”) serves as sub-subadviser. Investing more than 25% of the Fund’s or Underlying ETF’s assets in the subsidiary could have adverse tax consequences for the Fund or Underlying ETF, respectively. See the section entitled “Taxation” in the Statement of Additional Information for more information. There can be no assurance that the Fund or Underlying ETF will be able to achieve or maintain its target bitcoin exposure. References to investments by the Fund or Underlying ETF, respectively should be read to mean investments by either the applicable subsidiary or the Fund or Underlying ETF.

Under normal conditions, the Fund invests more than 25% of its total assets in investments that provide exposure to bitcoin and/or Bitcoin Futures and the blockchain, digital asset, technology, and FinTech industry. Under normal conditions, the Underlying ETF invests more than 25% of its total assets in investments that provide exposure to bitcoin and/or Bitcoin Futures.

Neither the Fund nor Underlying ETF invest directly in bitcoin or other digital assets, or maintain direct exposure to “spot” bitcoin. Investors seeking direct exposure to the price of bitcoin should consider an investment other than the Fund. The Fund will, however, have indirect exposure to bitcoin by virtue of its investments in Bitcoin Futures contracts or investment companies that hold such contracts.

The Fund may seek to invest in Bitcoin Futures contracts with the most attractive combination of cost, liquidity, and other relevant factors, in order to optimize roll yield. Additionally, the Fund may seek to invest in “front month” bitcoin futures contracts. “Front month” contracts are the monthly contracts with the nearest expiration date. Typically, the Fund will roll to the next “nearby” bitcoin futures contracts. The “nearby” contracts are those contracts with the next closest expiration date. Rather than roll the futures contracts on a predefined schedule, the Fund will roll to another futures contract at the time that the Fund believes will generate the greatest roll yield. However, there can be no guarantee that such a strategy will produce the desired results.

More Information Regarding the Investment Strategy of the Underlying ETF:

The Bitcoin Futures in which the Underlying ETF invests generally have monthly or quarterly contract periods. Under normal conditions, the Underlying ETF will hold its Bitcoin Futures contracts during periods when the value of bitcoin may be rising, falling or flat. In order to maintain its positions in Bitcoin Futures, the Underlying ETF will sell Bitcoin Futures contracts as they near expiration, the end of the contract period, and buy new Bitcoin Futures contracts with a later expiration date. This is called “rolling.” Rolling Bitcoin Futures contracts means that the Fund will incur expenses associated with selling and buying positions.

In addition, the Underlying ETF’s investments in Bitcoin Futures will be subject to “contango” and “backwardation.” Contango occurs when a futures contract with a longer term to expiration is priced higher than a contract with a shorter term to expiration. This means that it costs more to replace a futures contract as the remaining term of the contract gets shorter. When rolling Bitcoin Futures contracts in contango, the Underlying ETF is selling a contract at a lower price and buying a new, longer contract at a relatively higher price. Backwardation occurs when a futures contract with a longer term is less expensive than a futures contract with a shorter term. When rolling Bitcoin Futures contracts in backwardation, the Underlying ETF is selling a shorter-term contract at a higher price and buying a longer term contract at a lower price. Whenever the Underlying ETF is buying or selling a Bitcoin Futures contract, the Underlying ETF will incur transaction expenses.

The Underlying ETF’s Remaining Investments. The Underlying ETF will generally invest its remaining assets in any one or more of the following types of short-term cash instruments to provide liquidity, serve as margin, or collateralize the Underlying ETF’s investments in Bitcoin Futures:

●	U.S. Treasury securities;

●	Money market instruments; and

●	repurchase agreements.

The Underlying ETF may also engage in reverse repurchase agreements.

Principal Risks

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More detailed risk descriptions are set forth below under the heading “Additional Information About the Fund’s Risks.”

Unless expressly noted otherwise, references to the “Fund” in this section refer to the Fund and Underlying ETF. All references to the “Fund” should be read to include the Underlying ETF.

Bitcoin and Bitcoin Futures are relatively new investments, which have unique and substantial risks and which may be more volatile than other types of investments. The value of an investment in the Fund could decline significantly and without warning, including to zero. You may lose the full value of your investment within a single day. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund. The performance of Bitcoin Futures may differ from the performance of bitcoin.

Market and Volatility Risk. The Fund’s investments, including its investments in Bitcoin Futures, are subject to market risk. Market risk is the risk that the value of an investment will rise or fall, which could occur due to specific factors relating to bitcoin or Bitcoin Futures, and due to general market or economic conditions or other factors.

Asset Risk. The Fund seeks to maintain managed exposure to bitcoin through its investment in Bitcoin Futures, but the Fund does not invest in bitcoin directly. The price of Bitcoin Futures may vary from the current value or current price of bitcoin in cash markets, which is called the “spot” price. The Fund’s performance will diverge from the performance of bitcoin in the spot markets, or from the performance of Bitcoin Futures. The Fund’s exposure to Bitcoin Futures will be effected through a wholly-owned subsidiary, and references to the Fund below includes the subsidiary.

Bitcoin Futures Risks. Bitcoin Futures expose the Fund to the following risks:

●	Bitcoin and Bitcoin Futures are relatively new assets and bitcoin and the bitcoin network are subject to rapid changes, uncertainty and regulation that may adversely affect the value of the Bitcoin Futures or the nature of an investment in the Fund, and may adversely affect the ability of the Fund to buy and sell Bitcoin Futures or achieve its investment objective.

●	Historically, bitcoin and Bitcoin Futures have been subject to significant price volatility. The price of Bitcoin Futures may differ significantly from the spot price of bitcoin and changes in the price of Bitcoin Futures may happen rapidly and without notice.

●	The market for Bitcoin Futures is less developed than older, more established futures markets (such as corn or wheat futures) and may be more volatile and less liquid than other futures markets. Although this market has grown since Bitcoin Futures were initially developed, there is no guarantee that the market will continue to develop in ways that support the continued growth and operation of the Fund.

●	An exchange or market may close early, close late or issue trading halts on Bitcoin Futures contracts. As a result, the ability to trade Bitcoin Futures contracts may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, result in the Fund being unable to trade Bitcoin Futures contracts at all, and/or cause significant deviations in the performance of Bitcoin Futures contracts from spot bitcoin. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

●	Increased demand for Bitcoin Futures may cause Bitcoin Futures to become more expensive to acquire and may cause the value of Bitcoin Futures to diverge more significantly from the value of the reference rate. Bitcoin Futures are valued based on the Bitcoin Reference Rate (“BRR”), which is a rate determined by the CME and designed to provide an indicative price for spot bitcoin across a specific set of cash bitcoin trading venues. If demand for bitcoin rises, this could affect the reference rate and the value of Bitcoin Futures.

●	In some cases, the near month Bitcoin Futures contract’s price can be lower than later expiring contracts’ prices (“contango”). If Bitcoin Futures suffer a prolonged period of contango, and absent the impact of rising or falling bitcoin prices, the Fund’s net assets value (“NAV”) and total return could be adversely affected, and you could suffer a partial or total loss of your investment in the Fund.

●	Bitcoin Futures are subject to position limits, accountability limits and dynamic price fluctuation limits that may limit the Fund’s ability to invest the proceeds of creation baskets in Bitcoin Futures and may cause the Fund to fail to maintain its target bitcoin exposure or may impair the Fund’s ability to meet its investment objective. Bitcoin Futures also are subject to relatively high initial margin requirements that may limit the Fund’s ability to achieve its desired investment exposure and may require the Fund to liquidate a position in Bitcoin Futures when it otherwise would not do so.

●	When a Bitcoin Futures contract is nearing expiration, the Fund will generally sell it and use the proceeds of the sale to buy a Bitcoin Futures contract with a later expiration date. This is called “rolling.” The costs associated with rolling Bitcoin Futures typically are substantially higher than the costs associated with rolling futures contracts for other types of reference assets. Costs associated with rolling Bitcoin Futures contracts may have a significant adverse impact on the Fund’s investment performance.

●	There may be imperfect correlation between changes in the market value of a Bitcoin Futures contract and the value of its underlying reference asset, the BRR, and this may be exaggerated in times of market stress or volatility. Bitcoin Futures require the Fund to post margin or collateral in a manner that satisfies contractual undertakings. In order to satisfy margin requirements, the Fund may need to sell securities from its portfolio or exit positions at a time when it may be disadvantageous to do so. All of this could, in turn, affect the Fund’s ability to fully execute its investment strategies and/or achieve its investment objective.

Bitcoin and the Bitcoin Network Risks. The Fund may be subject to the following risks as a result of its investments in Bitcoin Futures:

●	Bitcoin and other digital assets are a relatively new and developing asset subject to both developmental and regulatory uncertainty. Future U.S. or foreign regulatory changes may alter the risks associated with an investment in the Fund, or the Fund’s ability to implement its investment strategy.

●	Digital assets such as bitcoin were introduced relatively recently, and the medium-to-long term value of bitcoin is subject to a number of factors relating to the capabilities and development of blockchain technologies and to the fundamental investment characteristics of digital assets that are uncertain and difficult to evaluate.

●	The value of bitcoin depends on the development and acceptance of the bitcoin network. The slowing or stopping of the development or acceptance of the bitcoin network may adversely affect an investment in the Fund.

●	New competing digital assets may pose a challenge to bitcoin’s current market position, resulting in a reduction in demand for bitcoin, which could have a negative impact on the price of bitcoin and Bitcoin Futures, and thus a negative impact on the performance of the Fund.

●	If one or a coordinated group of miners were to gain control of more than 50% of the bitcoin network, they could have the ability to manipulate transactions, halt payments and fraudulently obtain bitcoin.

●	There is no registry showing which individuals or entities own bitcoin or the quantity of bitcoin owned by any particular person or entity. It is possible, and in fact, reasonably likely, that a small group of early bitcoin adopters hold a significant portion of the bitcoin that has thus far been created. There are no regulations in place that would prevent a large holder of bitcoin from selling their bitcoin. Substantial bitcoin sales may adversely affect the price of bitcoin and Bitcoin Futures.

●	Although the Fund’s investments will be in Bitcoin Futures contracts traded on regulated futures exchanges, bitcoin and bitcoin trading venues may be subject to similar or less regulation. As a result, there is the risk that individuals or groups may engage in fraud or market manipulation and investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional assets. Over the past several years, a number of bitcoin trading venues have been closed due to fraud, failure or security breaches. Investors in bitcoin may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Although the Fund’s direct investments will be in Bitcoin Futures contracts traded on regulated futures exchanges, to the extent Bitcoin Futures are tracking the spot bitcoin markets, the Fund’s investments in Bitcoin Futures could be adversely affected by fraud, failure or security breaches in spot bitcoin markets.

●	The market price of bitcoin has been subject to extreme fluctuations. Additionally, the value of bitcoin has been and may continue to be substantially dependent on speculation such that trading and investing in crypto assets generally may not be based on fundamental analysis. If bitcoin markets continue to be subject to sharp fluctuations, the Fund’s shareholders may experience losses. In addition, the Fund’s performance may be adversely impacted by industry-wide developments beyond its control, including the fallout from the recent insolvency proceedings of digital asset market participants such as digital asset trading venues. Although the Fund has no exposure to any of these market participants, the price of bitcoin and therefore the Fund may be negatively impacted by unfavorable investor sentiment resulting from these recent developments in the broader digital asset industry.

●	The open-source nature of the bitcoin network can result in changes to the underlying code of bitcoin, which may result in the creation of new, separate digital assets, commonly called a “fork,” or in the release of a large amount of a newly created digital asset, commonly called an “airdrop.” A fork or an airdrop could result in significant and unexpected changes in the value of bitcoin on spot markets, which could adversely affect Bitcoin Futures, and the Fund.

Blockchain, Digital Asset, Technology and FinTech Companies Risk. Companies that are developing financial technologies that seek to disrupt or displace established financial institutions generally face competition from much larger and more established firms. Such companies may not be able to capitalize on their disruptive technologies if they face political and/or legal attacks from competitors, industry groups or local and national governments. Laws generally vary by country, creating some challenges to achieving scale. Companies involved in alternative currencies may face slow adoption rates and be subject to higher levels of regulatory scrutiny in the future, which could severely impact the viability of these companies. Companies in the blockchain, digital asset, technology and FinTech industry may not currently derive any revenue, and there is no assurance that such companies will derive any revenue from innovative technologies in the future. Additionally, companies in the blockchain, digital asset, technology and FinTech industry may be adversely impacted by potential rapid product obsolescence, cybersecurity attacks, increased regulatory oversight and disruptions in the technology they depend on.

Fund of Funds Risk. Because it invests significantly in the Underlying ETF, the Fund’s investment performance largely depends on the investment performance of Underlying ETF. An investment in the Fund is subject to the risks associated with the Underlying ETF. The Fund will indirectly pay a proportional share of the expenses of the Underlying ETF (including operating expenses and management fees), which are included in the Fund’s unitary management fee.

Liquidity Risk. Liquidity risk is the risk that the Fund might not be able to sell an investment without significantly changing the value of the investment on the Fund’s books. Liquidity risk can be elevated by market disruptions or volatility, and during these periods, it may be difficult or impossible for the Fund to buy or sell an investment, including in Bitcoin Futures, at a desired price. The market for Bitcoin Futures is still developing and may experience periods of significant illiquidity. The demand for Bitcoin Futures and the large size of the positions which the Fund may acquire may increase the risk of illiquidity by making positions more difficult to liquidate, increasing transaction costs, or by increasing the losses incurred while trying to do so. In addition, limits imposed by counterparties, exchanges or other regulatory organizations, such as accountability levels, position limits and daily price fluctuation limits, may contribute to a lack of liquidity and have a negative impact on Fund performance. Developments in the market for spot bitcoin could also affect the Fund’s ability to transact in Bitcoin Futures, including rolling positions. The Fund cannot acquire new investments if 15% of its net assets are held in illiquid securities, so the Fund could be negatively impacted by periods of illiquidity and the NAV and the market price of the Fund’s shares could be adversely affected.

Investment Capacity Risk. The Fund invests in specific types of instruments and Bitcoin Futures. If the Fund cannot obtain its desired type or amount of Bitcoin Futures for any reason, including limited liquidity in the Bitcoin Futures market, additional demand for Bitcoin Futures, a disruption to the Bitcoin Futures market, or changes in margin requirements or position limits imposed by the Fund’s futures commission merchants (“FCMs”), the CME, or the CFTC, the Fund may not be able to achieve its investment objective and may experience significant losses. Any disruption in the Fund’s ability to obtain exposure to Bitcoin Futures contracts will cause the Fund’s performance to deviate from the performance of bitcoin and Bitcoin Futures. Additionally, the ability of the Fund to obtain exposure to Bitcoin Futures contracts is limited by certain tax rules that limit the amount the Fund can invest in the subsidiary.

Counterparty Risk. Investing in futures contracts, derivatives and repurchase agreements involves entering into contracts with third parties (collectively, “counterparties”). Using derivatives and repurchase agreements involves risks that are different from the risks associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

The counterparty to a listed futures contract, such as Bitcoin Futures, is the derivatives clearing organization for the listed future. The listed future is held through an FCM acting on behalf of the Fund. Consequently, the counterparty risk on a listed futures contract is the creditworthiness of the FCM and the exchange’s clearing corporation.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in investments that provide exposure to bitcoin.

Leverage Risk. Use of derivative instruments may involve leverage. Leverage is the risk associated with securities or investment practices that multiply small index, market or asset-price movements into larger changes in value. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments could result in a relatively large loss. The use of leverage will increase the impact of gains and losses on the Fund’s returns and may lead to significant losses if investments are not successful.

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the Investment Company Act. This means that the Fund’s assets will be invested in a small number of issuers, or have its assets exposed to a smaller number of counterparties, than a diversified fund. A non-diversified fund may be more volatile than a diversified fund because the gains or losses on a single investment may have a greater impact on the Fund’s NAV and therefore the Fund’s market price as compared to a diversified fund.

Active Management Risk. The Fund is actively managed and its performance is based on the judgments and investment decisions that 21Shares makes for the Fund. The judgments and decisions made by the portfolio manager or 21Shares may not implement the strategy correctly, which may cause the Fund to underperform as compared to investments of similar risk.

Quantitative Investment Selection Risk. Data for some market investors’ holdings or sentiments may be less available and/or less current than data used by other investment advisory firms. 21Shares and ARK use quantitative analyses, and their processes could be adversely affected if erroneous or outdated data is utilized. Moreover, the data utilized to evaluate investor sentiment will reflect data that is collected by regulators and other third-parties. This data may be incomplete or incorrect and therefore could be inaccurate in whole or in part. If the data is incomplete or incorrect, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities that would have been excluded or included had the data been more comprehensive. In addition, investments selected using a quantitative analysis could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic, and changes in the characteristic’s historical trends.

Subsidiary Risk. The Fund seeks to gain its targeted investment exposure through investment in the Fund’s wholly-owned subsidiary, which is organized under the laws of the Cayman Islands. Certain policies and procedures require that the subsidiary be consolidated with the Fund for purposes of testing compliance with applicable tax regulations and investment limitations. Changes in laws in the United States or the Cayman Islands could affect the use of the subsidiary structure, which could adversely affect the Fund’s ability to achieve its investment objective.

Emerging Markets Risk. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to those securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments. For example, developing and emerging markets may be subject to (i) greater market volatility, (ii) lower trading volume and liquidity, (iii) greater social, political and economic uncertainty, (iv) governmental controls on foreign investments and limitations on repatriation of invested capital, (v) lower disclosure, corporate governance, auditing and financial reporting standards, (vi) fewer protections of property rights, (vii) restrictions on the transfer of securities or currency, and (viii) settlement and trading practices that differ from those in U.S. markets. Each of these factors may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Shares and cause the Fund to decline in value.

Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in or exposures to foreign securities are subject to special risks, including risks associated with foreign securities generally. Those special risks may arise due to differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.

Repurchase Agreements Risk. The Fund may enter into repurchase agreements. In a repurchase agreement, a party sells a security, commonly a U.S. government security, and agrees to buy the security back at a specific price at a specified later time. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money if it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.

Derivatives Risk. The Fund’s use of derivatives (in the form of Bitcoin Futures) presents risks different than investing directly in traditional securities. Using derivatives can lead to losses because of adverse movements in the price or value of the underlying reference asset, which may be magnified by features of the derivatives. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally committed to initial margin, and more money than it would have lost had it invested in the underlying reference asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. There may be imperfect correlation between changes in the market value of a derivative and the value of its underlying reference asset, and this may be exaggerated in times of market stress or volatility. Bitcoin Futures require the Fund to post margin or collateral in a manner that satisfies contractual undertakings. In order to satisfy margin requirements, the Fund may need to sell securities from its portfolio or exit positions at a time when it may be disadvantageous to do so. All of this could, in turn, affect the Fund’s ability to fully execute its investment strategies and/or achieve its investment objective. Using derivatives may also increase the amount of taxes payable by shareholders because changes in government regulation of derivatives could affect the character, timing and amount of the Fund’s taxable income or gains. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or exit those positions. Using derivatives also involves the risk of mispricing or improper valuation and changes in the value of the derivative may not correlate perfectly with the underlying reference rate. Derivatives may be subject to changing government regulation that could impact the Fund’s ability to use certain derivatives and their cost.

Bond and Fixed Income Risks. The Fund’s investments in fixed income securities are subject to one or more of the following risks:

●	Credit Risk. Bonds are subject to credit risk, which is the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely. Bonds are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. The credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.

●	Interest Rate Risk. Debt securities, including bonds, are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. Rising interest rates increases the potential for periods of volatility and increased redemptions. In addition, debt securities, such as bonds, with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations.

●	U.S. Government Securities Risk. U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Shorter term U.S. government securities may be more sensitive to rising interest rates than longer term obligations. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses the Fund.

●	Inflation Risk. Inflation rates change frequently and suddenly, based on a variety of factors including changes in global markets and economies. Fixed income securities tend to be more sensitive to changes in inflation rates. The Fund’s investments in fixed income securities could be subject to increased volatility or illiquidity events in response to changes in inflation rates.

Real Estate Investment Trusts (REITs) Risk. A REIT is a company that owns or finances income-producing real estate. Through its investments in REITs, the Fund is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters. Investments in REITs may be volatile. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.

Tax Risk. The Fund intends to qualify as a registered investment company under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended. In order to qualify as a registered investment company, at least 90% of the Fund’s gross income must be “qualifying income”, derived from specific types of assets. In addition, the Fund must meet quarterly asset diversification tests and annual distribution requirements. The Fund’s investment activities will be limited by the Fund’s intention to qualify for such treatment. The Fund may make investments even if the treatment of those investments is unclear. If the Fund fails to qualify for Subchapter M treatment in any year, the Fund would be taxed like an ordinary corporation subject to U.S. federal income tax on all of its income at the fund level, which would reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a registered investment company, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Taxation” in the Statement of Additional Information for more information.

The Fund invests in Bitcoin Futures indirectly through a wholly-owned subsidiary because income and gains from such investments if made by the Fund directly would not be treated as qualifying income for purposes of the Fund qualifying as a regulated investment company for federal income tax purposes. Based upon Internal Revenue Service (“IRS”) regulations, the Fund expects that income and gains derived from the subsidiary to constitute qualifying income, but future regulations, enforcement, guidance or statutory changes in the U.S. or the Cayman Islands could limit the circumstances in which such income gains would be considered qualifying income or otherwise result in the Fund or the subsidiary or both from operating as intended and cause the Fund to make changes to its operations. Such changes could result in adverse tax consequences or decreased investment returns.

The tax considerations above would apply to the Underlying ETF with respect to its investment in the Underlying ETF’s wholly-owned subsidiary.

The rules dealing with U.S. federal income taxation and the rates themselves are constantly under review in the legislative process and by the IRS and the U.S. Treasury Department. Changes in tax laws or regulations or future interpretations of such laws or regulations could adversely affect the Fund and/or the Fund’s shareholders.

ETF Risks.

●	Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Cboe BZX, Inc. (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares.

●	Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads.

●	Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of the Fund’s Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be significantly less liquid than the Fund’s Shares, potentially causing the market price of the Fund’s Shares to deviate from its NAV.

Investment in Other Investment Companies Risk. The Fund’s investment in another investment company, including a money market fund, may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses.

Large Shareholder Risk. To the extent that a large portion of the Shares are held by a small number of shareholders (or a single shareholder), including proprietary accounts of the Adviser, Sub-Advisers or their respective affiliates, the Fund is subject to the risk that those shareholders may purchase or redeem a large amount of Shares. To satisfy such large shareholder redemptions, the Fund may have to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions could adversely affect the ability of the Fund to conduct its investment program.

Investment Risk. When you sell your Shares of the Fund, they could be worth less than what you paid for them. In addition, there are several factors that may cause the returns of the Fund to differ substantially from the returns of an account that held a corresponding amount of bitcoin directly. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.

Cash Creation Unit Risk. To the extent the Fund effects its creations and redemptions for cash, rather than in-kind securities, the Fund’s shares may trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. As a practical matter, only institutions and large investors, such as market makers or other large broker dealers, also known as “authorized participants,” create or redeem shares directly through the Fund. Most investors will buy and sell shares of the Fund on an exchange through a broker-dealer. Cash creation and redemption transactions may result in certain brokerage, tax, execution, price movement and other costs and expenses related to the execution of trades resulting from such transactions. To offset these expenses, the Fund will collect fees from the applicable authorized participant to reimburse the Fund for any costs incurred by the Fund that result from a cash creation or redemption. The use of cash for redemptions will limit the tax efficiency of the Fund.

Reverse Repurchase Agreement Risk. A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at a higher price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and/or if the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities.

IPO Risk. The Fund may invest in companies that have recently completed an initial public offering (“IPO”). These companies may be unseasoned and lack a trading history, a track record of reporting to investors, and widely available research coverage. IPOs are thus often subject to extreme price volatility and speculative trading. These stocks may have above-average price appreciation in connection with the IPO prior to the Fund’s purchase. The price of stocks selected may not continue to appreciate and the performance of these stocks may not replicate the performance exhibited in the past. In addition, IPOs may share similar illiquidity risks of private equity and venture capital.

Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. As a result, a company’s share price may be affected by poorly executed trades, even if the underlying business of the company is unchanged. These securities may have returns that vary, sometimes significantly, from the overall securities market. Small- and mid-capitalization companies are sometimes more dependent on key personnel or limited product lines than larger, more diversified companies. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

New Fund Risk. The Fund is a newly organized, non-diversified management investment company with no operating history. There can be no assurance that the Fund will grow to or maintain an economically viable size, or that an active trading market for the Fund’s shares will develop or be maintained.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio holdings, and the subsidiary may engage in frequent trading of Bitcoin Futures. Frequent trading results in higher transaction costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the Bitcoin Futures and on reinvestment of the Fund’s assets. High portfolio turnover may also result in higher tax exposure. The Fund’s portfolio turnover rate will likely be higher as compared to funds with similar investment risks that do not frequently trade their portfolio securities.

Valuation Risk. Some portfolio holdings, potentially a large portion of the Fund’s investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The fair value of the Fund’s Bitcoin Futures may be determined by reference, in whole or in part, to the spot bitcoin market. These circumstances may be more likely to occur with respect to Bitcoin Futures than with respect to futures on more traditional assets. In addition, the Bitcoin Futures held by the Fund and bitcoin may be traded in markets on days and at times when the Fund is not open for business. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares.

Geopolitical/Natural Disaster Risk. The Fund’s investments are subject to geopolitical and natural disaster risks, such as war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, epidemics and/or pandemics, which may add to instability in world economies and volatility in markets. The impact may be short-term or may last for extended periods.

PERFORMANCE

Performance information is not provided below because the Fund has not yet been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Performance information is available on the Fund’s website at https://21shares-funds.com/ or by calling the Fund at (215) 882-9983.

Investment Adviser, Investment Sub-Adviser & Investment Sub-Subadviser

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (“Adviser”)

Investment Sub-Adviser:	21Shares US LLC (“21Shares”)

Investment Sub-Subadviser:	ARK Investment Management LLC (“ARK”)

Portfolio Managers

Andres Valencia, Vice President of ETP and Trading Operations at 21Shares, and Bart Michalczuk, Head of Portfolio Management at 21Shares, have each served as a portfolio manager of the Fund since November 2023 and are jointly and primarily responsible for the day-to-day management of the Fund.

Summary Information about Purchases, Sales, Taxes, and Financial Intermediary Compensation

Purchase And Sale Of Fund Shares

The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares, typically 20,000 Shares, called “Creation Units,” and only APs (typically, broker-dealers) may purchase or redeem Creation Units. Creation Units generally are issued and redeemed ‘in-kind’ for securities and/or in cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is in an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to federal income tax. You should consult your tax advisor about your specific tax situation.

Purchases Through Broker-Dealers And Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.